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                                                                   EXHIBIT 10.12

                             [RTW, INC. LETTERHEAD]

                                      2002

                           CERTIFICATE OF REINSURANCE

                                    for the

                            AGREEMENT OF REINSURANCE

                                  between the

                 WORKERS' COMPENSATION REINSURANCE ASSOCIATION

                                      and

                                   RTW, INC.

               American Compensation Insurance Company (0030392)





COVERAGE PERIOD: JANUARY 1, 2002 - DECEMBER 31, 2002    RETENTION LIMIT $350,000

This certifies that the entities named above are Members of the Workers' Compensation Reinsurance Association (WCRA), and that the WCRA reinsures the Members' liability during the indicated coverage period for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Members' retention limit for the period indicated above. This certificate provides for coverage in accordance with the terms and conditions of the Reinsurance Agreement approved by the Minnesota Commissioner of Labor and Industry on January 4, 1999, which remains in force for 2002. This certificate shall not be valid for any portion of the indicated period during which an entity is not a Member of the Association.


                    WORKERS' COMPENSATION REINSURANCE ASSOCIATION

                    /s/ CARL W. CUMMINS III

                    Carl W. Cummins III
                    Acting President and Chief Executive Officer
                    Dated: December 21, 2001